UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21519

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2015

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Advantaged Global

Dividend Opportunities Fund (ETO)

Semiannual Report

April 30, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.1800 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report April 30, 2015

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

Table of Contents

Performance	2

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Annual Meeting of Shareholders	22

Board of Trustees’ Contract Approval	23

Officers and Trustees	26

Important Notices	27

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Performance1,2

Portfolio Managers Walter A. Row, III, CFA, CMT, Michael A. Allison, CFA and John H. Croft, CFA

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Ten Years
Fund at NAV	04/30/2004	4.80%	7.31%	12.02%	9.67%
Fund at Market Price	—	8.24	16.13	13.78	11.19
MSCI World Index	—	5.09%	7.41%	10.51%	6.87%
BofA Merrill Lynch Fixed Rate Preferred Securities Index	—	4.47	8.71	7.96	3.19
80% MSCI World Index/20% BofA Merrill Lynch Fixed Rate Preferred Securities Index	—	5.01	7.72	10.14	6.38

% Premium/Discount to NAV[3]
					–0.24%

Distributions[4]
Total Distributions per share for the period					$1.080
Distribution Rate at NAV					8.57%
Distribution Rate at Market Price					8.59%

% Total Leverage[5]
Borrowings					24.38%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)

Top 10 Common Stock Holdings (% of total investments)

Google, Inc., Class C	2.0%

Apple, Inc.	1.9

NIKE, Inc., Class B	1.5

JPMorgan Chase & Co.	1.3

Home Depot, Inc. (The)	1.3

LyondellBasell Industries NV, Class A	1.3

Prudential PLC	1.2

Roche Holding AG PC	1.2

Sanofi	1.2

Walt Disney Co. (The)	1.2

Total	14.1%

3

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Endnotes and Additional Disclosures

[1]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

Fund profile subject to change due to active management.

4

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Portfolio of Investments (Unaudited)

Common Stocks — 100.7%

Security	Shares	Value

Aerospace & Defense — 2.2%
Safran SA(1)	65,589	$4,792,413
United Technologies Corp.	27,897	3,173,283

		$7,965,696

Air Freight & Logistics — 1.3%
C.H. Robinson Worldwide, Inc.(1)	71,995	$4,635,758

		$4,635,758

Automobiles — 0.6%
Toyota Motor Corp.(1)	33,916	$2,360,863

		$2,360,863

Banks — 11.1%
Bank of America Corp.(1)	285,628	$4,550,054
Citigroup, Inc.(1)	69,461	3,703,661
Credit Agricole SA(1)	305,469	4,752,592
JPMorgan Chase & Co.(1)	101,689	6,432,846
Natixis SA(1)	613,722	5,080,060
PNC Financial Services Group, Inc. (The)(1)	27,444	2,517,438
Regions Financial Corp.(1)	341,376	3,355,726
Societe Generale(1)	75,392	3,769,197
Unione di Banche Italiane ScpA	266,865	2,118,207
Westpac Banking Corp.(1)	146,851	4,219,128

		$40,498,909

Beverages — 2.5%
Anheuser-Busch InBev NV(1)	35,090	$4,272,147
Constellation Brands, Inc., Class A(1)(2)	41,783	4,844,321

		$9,116,468

Biotechnology — 2.1%
Biogen, Inc.(2)	4,546	$1,699,886
Celgene Corp.(2)	19,390	2,095,283
Gilead Sciences, Inc.(1)(2)	39,272	3,947,229

		$7,742,398

Capital Markets — 0.9%
Azimut Holding SpA	74,576	$2,189,007
Charles Schwab Corp. (The)	40,845	1,245,773

		$3,434,780

Security	Shares	Value

Chemicals — 3.6%
E.I. du Pont de Nemours & Co.	17,128	$1,253,770
LyondellBasell Industries NV, Class A(1)	58,599	6,066,168
Monsanto Co.	15,894	1,811,280
PPG Industries, Inc.(1)	18,071	4,003,811

		$13,135,029

Commercial Services & Supplies — 0.9%
Brambles, Ltd.	408,811	$3,484,561

		$3,484,561

Communications Equipment — 1.4%
QUALCOMM, Inc.(1)	75,013	$5,100,884

		$5,100,884

Consumer Finance — 1.6%
American Express Co.	8,802	$681,715
Discover Financial Services(1)	89,135	5,167,156

		$5,848,871

Diversified Telecommunication Services — 2.8%
Deutsche Telekom AG	98,854	$1,817,001
Nippon Telegraph & Telephone Corp.(1)	65,167	4,400,399
Verizon Communications, Inc.	77,874	3,927,965

		$10,145,365

Electric Utilities — 0.9%
NextEra Energy, Inc.(1)	33,344	$3,365,410

		$3,365,410

Electrical Equipment — 2.8%
Emerson Electric Co.(1)	64,971	$3,822,244
Mitsubishi Electric Corp.	241,082	3,148,459
Nidec Corp.	41,595	3,111,503

		$10,082,206

Electronic Equipment, Instruments & Components — 1.5%
Corning, Inc.(1)	171,854	$3,596,904
Yaskawa Electric Corp.	128,415	1,764,359

		$5,361,263

Energy Equipment & Services — 0.5%
Halliburton Co.	38,869	$1,902,638

		$1,902,638

5	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Food & Staples Retailing — 2.5%
Costco Wholesale Corp.(1)	39,500	$5,650,475
CVS Health Corp.(1)	34,545	3,429,973

		$9,080,448

Food Products — 3.3%
Kerry Group PLC, Class A	37,926	$2,789,548
Mondelez International, Inc., Class A(1)	122,712	4,708,459
Unilever NV(1)	108,900	4,750,283

		$12,248,290

Health Care Equipment & Supplies — 1.5%
Medtronic PLC(1)	73,954	$5,505,875

		$5,505,875

Hotels, Restaurants & Leisure — 1.6%
Accor SA	53,652	$2,941,997
Compass Group PLC	169,570	2,997,610

		$5,939,607

Household Products — 0.8%
Reckitt Benckiser Group PLC	30,949	$2,754,596

		$2,754,596

Industrial Conglomerates — 1.1%
Danaher Corp.	29,304	$2,399,412
Koninklijke Philips NV	58,635	1,679,555

		$4,078,967

Insurance — 6.7%
ACE, Ltd.	15,599	$1,668,937
Aflac, Inc.(1)	49,931	3,147,650
Allianz SE	25,500	4,340,473
AXA SA	172,170	4,353,463
Mediolanum SpA	174,869	1,467,800
Prudential PLC(1)	238,982	5,950,059
St James’s Place PLC	252,380	3,442,640

		$24,371,022

Internet & Catalog Retail — 0.9%
Amazon.com, Inc.(2)	7,907	$3,335,014

		$3,335,014

Security	Shares	Value

Internet Software & Services — 3.1%
Facebook, Inc., Class A(2)	23,498	$1,850,937
Google, Inc., Class C(1)(2)	17,561	9,436,267

		$11,287,204

IT Services — 0.8%
Visa, Inc., Class A	44,612	$2,946,623

		$2,946,623

Machinery — 1.4%
SKF AB, Class B	215,000	$5,251,384

		$5,251,384

Media — 2.5%
Comcast Corp., Class A(1)	54,731	$3,161,263
Live Nation Entertainment, Inc.(2)	16,217	406,398
Walt Disney Co. (The)(1)	52,010	5,654,527

		$9,222,188

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	61,027	$1,420,098

		$1,420,098

Multi-Utilities — 2.1%
National Grid PLC(1)	325,749	$4,382,412
Sempra Energy(1)	29,792	3,163,017

		$7,545,429

Oil, Gas & Consumable Fuels — 6.5%
Devon Energy Corp.	43,019	$2,934,326
Exxon Mobil Corp.(1)	56,338	4,922,251
Occidental Petroleum Corp.(1)	63,066	5,051,587
Phillips 66(1)	49,807	3,950,193
Statoil ASA	122,063	2,587,780
Total SA(1)	83,509	4,522,008

		$23,968,145

Pharmaceuticals — 9.2%
AstraZeneca PLC	39,665	$2,722,074
Bayer AG	15,423	2,219,872
Johnson & Johnson	18,482	1,833,414
Merck & Co., Inc.(1)	58,393	3,477,887
Novartis AG(1)	39,538	4,035,727
Perrigo Co. PLC	14,044	2,573,984

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Pharmaceuticals (continued)
Roche Holding AG PC(1)	20,500	$5,866,180
Sanofi(1)	56,758	5,777,420
Shire PLC ADR(1)	17,202	4,188,859
Takeda Pharmaceutical Co., Ltd.	22,110	1,135,150

		$33,830,567

Real Estate Investment Trusts (REITs) — 1.2%
Simon Property Group, Inc.(1)	23,411	$4,248,862

		$4,248,862

Semiconductors & Semiconductor Equipment — 1.3%
NXP Semiconductors NV(1)(2)	48,282	$4,640,866

		$4,640,866

Software — 3.5%
Microsoft Corp.(1)	89,042	$4,331,003
Oracle Corp.(1)	107,601	4,693,555
SAP SE	48,430	3,659,613

		$12,684,171

Specialty Retail — 3.9%
Dixons Carphone PLC	269,278	$1,747,568
Home Depot, Inc. (The)(1)	57,645	6,166,862
Industria de Diseno Textil SA	84,625	2,715,536
TJX Cos., Inc. (The)(1)	58,529	3,777,462

		$14,407,428

Technology Hardware, Storage & Peripherals — 3.0%
Apple, Inc.(1)	74,492	$9,322,674
Lenovo Group, Ltd.(1)	982,231	1,689,015

		$11,011,689

Textiles, Apparel & Luxury Goods — 3.2%
NIKE, Inc., Class B(1)	72,441	$7,160,069
Pandora A/S(1)	43,269	4,472,348

		$11,632,417

Tobacco — 2.2%
Altria Group, Inc.(1)	86,274	$4,318,014
Imperial Tobacco Group PLC(1)	78,838	3,849,698

		$8,167,712

Security	Shares	Value

Wireless Telecommunication Services — 1.3%
Vodafone Group PLC(1)	1,387,516	$4,888,505

		$4,888,505

Total Common Stocks (identified cost $298,229,475)		$368,648,206

Preferred Stocks — 19.3%

Security	Shares	Value

Banks — 10.1%
AgriBank FCB, 6.875% to 1/1/24(3)	16,581	$1,735,306
Banco Santander (Mexico), SA, 5.95% to 1/30/19(3)(4)	230	248,775
Barclays Bank PLC, 8.25% to 12/15/18(3)	3,232	3,492,719
Citigroup, Inc., Series K, 6.875% to 11/15/23(3)	72,917	1,991,546
CoBank ACB, Series F, 6.25% to 10/1/22(3)	16,600	1,715,507
Farm Credit Bank of Texas, 6.75% to 9/15/23(3)(4)	2,500	258,985
Farm Credit Bank of Texas, Series 1, 10.00%	1,406	1,752,667
First Tennessee Bank, 3.75%(4)(5)	840	610,181
HSBC Capital Funding LP, Series 2, 10.175% to 6/30/30(3)(4)	818	1,279,518
JPMorgan Chase & Co., Series O, 5.50%	40,767	1,002,868
JPMorgan Chase & Co., Series R, 6.00% to 8/1/23(3)	817	856,080
JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(3)	905	939,329
JPMorgan Chase & Co., Series Y, 6.125%	54,650	1,378,819
KeyCorp, Series A, 7.75%	17,976	2,366,091
Lloyds Banking Group PLC, 6.657% to 5/21/37(3)(4)	457	537,357
Northern Trust Corp., Series C, 5.85%	27,190	700,482
Regions Financial Corp., Series A, 6.375%	82,477	2,078,420
Royal Bank of Scotland Group PLC, Series L, 5.75%	9,747	238,412
Royal Bank of Scotland Group PLC, Series S, 6.60%	20,554	514,467
Standard Chartered PLC, 7.014% to 7/30/37(3)(4)	23.37	2,701,817
SunTrust Banks, Inc., Series E, 5.875%	58,779	1,476,088
Synovus Financial Corp., Series C, 7.875% to 8/1/18(3)	4	112
Texas Capital Bancshares, Inc., 6.50%	67,865	1,683,052
Texas Capital Bancshares, Inc., Series A, 6.50%	8,300	210,654
Webster Financial Corp., Series E, 6.40%	55,731	1,427,410
Wells Fargo & Co., Series L, 7.50%	1,672	2,037,750
Zions Bancorporation, Series G, 6.30% to 3/15/23(3)	61,620	1,659,581
Zions Bancorporation, Series I, 5.80% to 9/15/23(3)	1,277	1,264,116
Zions Bancorporation, Series J, 7.20% to 9/15/23(3)	735	801,397

		$36,959,506

Capital Markets — 1.8%
Affiliated Managers Group, Inc., 6.375%	26,846	$706,923
Goldman Sachs Group, Inc. (The), Series I, 5.95%	29,700	749,331

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Capital Markets (continued)
Goldman Sachs Group, Inc. (The), Series J, 5.50% to 5/10/23(3)	62,587	$1,554,661
Morgan Stanley, Series G, 6.625%	89,683	2,336,242
State Street Corp., Series D, 5.90% to 3/15/24(3)	43,925	1,184,767

		$6,531,924

Consumer Finance — 1.0%
Capital One Financial Corp., Series B, 6.00%	104,898	$2,641,332
Discover Financial Services, Series B, 6.50%	43,541	1,126,514

		$3,767,846

Diversified Financial Services — 1.0%
KKR Financial Holdings, LLC, Series A, 7.375%	77,254	$2,006,480
RBS Capital Funding Trust VII, Series G, 6.08%	69,787	1,736,998

		$3,743,478

Electric Utilities — 1.9%
AES Gener SA, 8.375% to 6/18/19(3)(4)	1,242	$1,423,259
Entergy Arkansas, Inc., 6.45%	105,069	2,659,559
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	39,000	995,377
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	27,497	680,070
Southern California Edison Co., Series E, 6.25% to 2/1/22(3)	861	987,454

		$6,745,719

Food Products — 0.8%
Dairy Farmers of America, 7.875%(4)	22,100	$2,355,031
Ocean Spray Cranberries, Inc., 6.25%(4)	6,085	571,230

		$2,926,261

Insurance — 0.5%
Aspen Insurance Holdings, Ltd., 5.95% to 7/1/23(3)	2	$51
Montpelier Re Holdings, Ltd., 8.875%	70,301	1,834,153

		$1,834,204

Machinery — 0.3%
Stanley Black & Decker, Inc., 5.75%	44,548	$1,132,521

		$1,132,521

Multi-Utilities — 0.1%
DTE Energy Co., Series C, 5.25%	17,395	$436,093

		$436,093

Security	Shares	Value

Pipelines — 0.4%
NuStar Logistics LP, 7.625% to 1/15/18(3)	50,495	$1,324,610

		$1,324,610

Real Estate Investment Trusts (REITs) — 0.7%
American Realty Capital Properties, Inc., Series F, 6.70%	7,920	$190,159
Cedar Realty Trust, Inc., Series B, 7.25%	33,600	869,904
DDR Corp., Series J, 6.50%	65,000	1,660,100

		$2,720,163

Thrifts & Mortgage Finance — 0.7%
Elmira Savings Bank, 8.998% to 12/31/17(3)	825	$783,750
EverBank Financial Corp., Series A, 6.75%	69,734	1,760,086

		$2,543,836

Total Preferred Stocks (identified cost $65,588,067)		$70,666,161

Corporate Bonds & Notes — 9.9%

Security	Principal Amount (000’s omitted)	Value

Banks — 4.2%
Banco do Brasil SA, 9.00% to 6/18/24, 6/29/49(3)(4)	$950	$883,500
Bank of America Corp., Series AA, 6.10% to 3/17/25, 12/29/49(3)	1,610	1,646,225
Caixa Economica Federal, 7.25% to 7/23/19, 7/23/24(3)(4)	1,622	1,611,457
Credit Agricole SA, 7.875% to 1/23/24, 1/29/49(3)(4)	2,276	2,440,903
Credit Suisse Group AG, 6.25% to 12/18/24, 12/29/49(3)(4)	2,500	2,482,500
Deutsche Bank AG, 7.50% to 4/30/25, 12/29/49(3)	2,020	2,063,430
JPMorgan Chase & Co., Series Z, 5.30% to 5/1/20, 12/29/49(3)	894	897,353
Societe Generale SA, 8.25% to 11/29/18, 9/29/49(3)(6)	2,152	2,291,880
SunTrust Preferred Capital I, 4.00%, 6/29/49(5)	1,000	840,100

		$15,157,348

Diversified Financial Services — 0.5%
Leucadia National Corp., 6.625%, 10/23/43	$1,281	$1,254,014
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(3)(4)	670	606,350

		$1,860,364

Diversified Telecommunication Services — 0.4%
Koninklijke KPN NV, 7.00% to 3/28/23, 3/28/73(3)(4)	$1,427	$1,542,944

		$1,542,944

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Electric Utilities — 1.6%
Enel SpA, 8.75% to 9/24/23, 9/24/73(3)(4)	$1,960	$2,368,660
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(3)	3,750	3,471,555

		$5,840,215

Energy Equipment & Services — 0.2%
Abengoa Finance S.A.U., 7.75%, 2/1/20(4)	$832	$832,832

		$832,832

Insurance — 1.8%
Genworth Financial, Inc., 7.625%, 9/24/21	$383	$407,895
Genworth Financial, Inc., 7.70%, 6/15/20	71	77,390
MetLife, Inc., 10.75% to 8/1/39, 8/1/69(3)	1,059	1,779,120
QBE Capital Funding III, Ltd., 7.25% to 5/24/21, 5/24/41(3)(4)	1,141	1,282,360
XLIT, Ltd., Series E, 6.50% to 4/15/17, 10/29/49(3)	3,349	2,955,492

		$6,502,257

Oil, Gas & Consumable Fuels — 0.4%
Odebrecht Oil & Gas Finance, Ltd., 7.00% to 6/17/24, 12/29/49(3)(4)	$2,053	$1,560,280

		$1,560,280

Pipelines — 0.2%
DCP Midstream, LLC, 5.85% to 5/21/23, 5/21/43(3)(4)	$978	$743,280

		$743,280

Telecommunications — 0.6%
Colombia Telecomunicaciones SA ESP, 8.50% to 3/30/20, 12/29/49(3)(4)	$1,988	$2,057,580

		$2,057,580

Total Corporate Bonds & Notes (identified cost $34,612,775)		$36,097,100

Foreign Government Bonds — 0.2%

Security	Principal Amount (000’s omitted)	Value

Ecuador — 0.2%
Republic of Ecuador, 10.50%, 3/24/20(4)	$798	$866,787

Total Foreign Government Bonds (identified cost $798,000)		$866,787

Exchange-Traded Funds — 0.6%

Security	Shares	Value

Equity Funds — 0.6%
iShares U.S. Preferred Stock ETF	52,000	$2,076,880

Total Exchange-Traded Funds (identified cost $2,068,637)		$2,076,880

Short-Term Investments — 1.2%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.17%(7)	$4,341	$4,340,507

Total Short-Term Investments (identified cost $4,340,507)		$4,340,507

Total Investments — 131.9% (identified cost $405,637,461)		$482,695,641

Other Assets, Less Liabilities — (31.9)%		$(116,728,678)

Net Assets — 100.0%		$365,966,963

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

(1)	Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Non-income producing security.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At April 30, 2015, the aggregate value of these securities is $29,265,586 or 8.0% of the Fund’s net assets.

(5)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2015.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2015, the aggregate value of these securities is $2,291,880 or 0.6% of the Fund’s net assets.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2015.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Portfolio of Investments (Unaudited) — continued

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	57.6%	$278,004,714
United Kingdom	10.5	50,438,594
France	8.4	40,721,933
Japan	3.3	15,920,733
Germany	2.9	14,100,389
Ireland	2.8	13,824,899
Switzerland	2.6	12,384,407
Australia	1.9	8,986,049
Italy	1.7	8,143,674
Netherlands	1.6	7,863,365
Sweden	1.1	5,251,384
Denmark	0.9	4,472,348
Belgium	0.9	4,272,147
Spain	0.7	3,548,368
Norway	0.5	2,587,780
Brazil	0.5	2,494,957
Colombia	0.4	2,057,580
Bermuda	0.4	1,834,204
China	0.4	1,689,015
Cayman Islands	0.3	1,560,280
Chile	0.3	1,423,259
Ecuador	0.2	866,787
Mexico	0.1	248,775

Total Investments	100.0%	$482,695,641

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2015
Unaffiliated investments, at value (identified cost, $401,296,954)	$478,355,134
Affiliated investment, at value (identified cost, $4,340,507)	4,340,507
Foreign currency, at value (identified cost, $6,511)	3,170
Dividends and interest receivable	1,152,664
Interest receivable from affiliated investment	1,103
Tax reclaims receivable	624,761
Total assets	$484,477,339

Liabilities
Notes payable	$118,000,000
Payable for open forward foreign currency exchange contracts	104,312
Payable to affiliates:
Investment adviser fee	339,430
Trustees’ fees	1,942
Accrued expenses	64,692
Total liabilities	$118,510,376
Net Assets	$365,966,963

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 14,523,646 shares issued and outstanding	$145,236
Additional paid-in capital	275,040,539
Accumulated net realized gain	20,097,117
Accumulated distributions in excess of net investment income	(6,261,399)
Net unrealized appreciation	76,945,470
Net Assets	$365,966,963

Net Asset Value
($365,966,963 ÷ 14,523,646 common shares issued and outstanding)	$25.20

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2015
Dividends (net of foreign taxes, $342,235)	$10,206,406
Interest	1,241,105
Other income	625,439
Interest income allocated from affiliated investment	4,561
Expenses allocated from affiliated investment	(476)
Total investment income	$12,077,035

Expenses
Investment adviser fee	$2,040,525
Trustees’ fees and expenses	11,639
Custodian fee	112,410
Transfer and dividend disbursing agent fees	8,850
Legal and accounting services	36,614
Printing and postage	63,378
Interest expense and fees	456,263
Miscellaneous	37,068
Total expenses	$2,766,747
Deduct —
Reduction of custodian fee	$4
Total expense reductions	$4

Net expenses	$2,766,743

Net investment income	$9,310,292

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$12,457,644
Investment transactions allocated from affiliated investment	3
Foreign currency and forward foreign currency exchange contract transactions	749,874
Net realized gain	$13,207,521
Change in unrealized appreciation (depreciation) —
Investments	$(6,486,255)
Foreign currency and forward foreign currency exchange contracts	(74,465)
Net change in unrealized appreciation (depreciation)	$(6,560,720)

Net realized and unrealized gain	$6,646,801

Net increase in net assets from operations	$15,957,093

12	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
From operations —
Net investment income	$9,310,292	$22,487,488
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions and proceeds from securities litigation settlements	13,207,521	25,236,104
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	(6,560,720)	(9,644,821)
Net increase in net assets from operations	$15,957,093	$38,078,771
Distributions to shareholders —
From net investment income	$(15,683,328)	$(22,171,222)
From net realized gain	(14,100,929)	(11,934,512)
Total distributions	$(29,784,257)	$(34,105,734)
Capital share transactions —
Reinvestment of distributions	$112,916	$—
Net increase in net assets from capital share transactions	$112,916	$—

Net increase (decrease) in net assets	$(13,714,248)	$3,973,037

Net Assets
At beginning of period	$379,681,211	$375,708,174
At end of period	$365,966,963	$379,681,211

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(6,261,399)	$111,637

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended April 30, 2015
Net increase in net assets from operations	$15,957,093
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(183,190,258)
Investments sold	202,866,593
Decrease in short-term investments, net	379,854
Net amortization/accretion of premium (discount)	443
Increase in dividends and interest receivable	(290,268)
Increase in interest receivable from affiliated investment	(493)
Increase in tax reclaims receivable	(111,619)
Increase in payable for open forward foreign currency exchange contracts	104,312
Decrease in payable to affiliate for investment adviser fee	(12,677)
Decrease in payable to affiliate for Trustees’ fees	(12)
Decrease in accrued expenses	(62,644)
Net change in unrealized (appreciation) depreciation from investments	6,486,255
Net realized gain from investments	(12,457,644)
Net cash provided by operating activities	$29,668,935

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(29,671,341)
Proceeds from notes payable	118,000,000
Repayments of notes payable	(118,000,000)
Net cash used in financing activities	$(29,671,341)

Net decrease in cash*	$(2,406)

Cash at beginning of period(1)	$5,576

Cash at end of period(1)	$3,170

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$112,916
Cash paid for interest and fees on borrowings	$453,628

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(961).

(1)	Balance includes foreign currency, at value.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Financial Highlights

	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31,
			2014		2013		2012	2011	2010
Net asset value — Beginning of period	$26.150		$25.880		$22.420		$20.930	$21.980	$19.680

Income (Loss) From Operations
Net investment income(1)	$0.641	(2)	$1.549	(2)	$1.614	(2)	$1.406	$1.427	$1.477
Net realized and unrealized gain (loss)	0.460		1.070		3.493		1.484	(1.077)	2.223

Total income from operations	$1.101		$2.619		$5.107		$2.890	$0.350	$3.700

Less Distributions
From net investment income	$(1.080)		$(1.527)		$(1.647)		$(1.400)	$(1.400)	$(1.400)
From net realized gain	(0.971)		(0.822)		—		—	—	—

Total distributions	$(2.051)		$(2.349)		$(1.647)		$(1.400)	$(1.400)	$(1.400)

Net asset value — End of period	$25.200		$26.150		$25.880		$22.420	$20.930	$21.980

Market value — End of period	$25.140		$25.260		$23.630		$19.660	$17.910	$20.360

Total Investment Return on Net Asset Value(3)	4.80	%(4)	11.07%		24.18%		15.51%	2.00%	20.11%

Total Investment Return on Market Value(3)	8.24	%(4)	17.50%		29.31%		18.30%	(5.73)%	24.63%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$365,967		$379,681		$375,708		$325,528	$303,817	$319,161
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(5)	1.28	%(6)	1.26%		1.30%		1.30%	1.18%	1.10%
Interest and fee expense	0.25	%(6)	0.24%		0.30%		0.48%	0.39%	0.38%
Total expenses(5)	1.53	%(6)	1.50%		1.60%		1.78%	1.57%	1.48%
Net investment income	5.13	%(2)(6)	5.87	%(2)	6.68	%(2)	6.60%	6.35%	7.07%
Portfolio Turnover	38	%(4)	89%		91%		97%	95%	136%
Senior Securities:
Total notes payable outstanding (in 000’s)	$118,000		$118,000		$118,000		$118,000	$118,000	$112,000
Asset coverage per $1,000 of notes payable(7)	$4,101		$4,218		$4,184		$3,759	$3,575	$3,850

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.193, $0.692 and $0.393 per share for the six months ended April 30, 2015 and the years ended October 31, 2014 and 2013, respectively. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.59% (annualized), 3.25% and 5.25% for the six months ended April 30, 2015 and the years ended October 31, 2014 and 2013, respectively.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

16

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Notes to Financial Statements (Unaudited) — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended April 30, 2015, the Fund received approximately $625,000 from Finland for previously withheld foreign taxes and interest thereon. Such amount is reflected as other income on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

K  Interim Financial Statements — The interim financial statements relating to April 30, 2015 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax

17

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Notes to Financial Statements (Unaudited) — continued

regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$405,579,435

Gross unrealized appreciation	$81,749,070
Gross unrealized depreciation	(4,632,864)

Net unrealized appreciation	$77,116,206

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.85% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the six months ended April 30, 2015, the Fund’s investment adviser fee amounted to $2,040,525. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $183,179,852 and $201,954,603, respectively, for the six months ended April 30, 2015.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Common shares issued by the Fund pursuant to its dividend reinvestment plan for the six months ended April 30, 2015 were 4,389. There were no common shares issued by the Fund for the year ended October 31, 2014.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended April 30, 2015 and the year ended October 31, 2014.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

18

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Notes to Financial Statements (Unaudited) — continued

A summary of obligations under these financial instruments at April 30, 2015 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)

5/29/15	Euro 1,379,564	United States Dollar 1,514,767	Citibank, N.A.	$—	$(34,756)	$(34,756)
5/29/15	Euro 1,379,564	United States Dollar 1,514,885	Standard Chartered Bank	—	(34,638)	(34,638)
5/29/15	Euro 1,379,564	United States Dollar 1,514,605	State Street Bank and Trust Company	—	(34,918)	(34,918)

				$—	$(104,312)	$(104,312)

At April 30, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $104,312. At April 30, 2015, there were no assets pledged by the Fund for such liability.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at April 30, 2015 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Forward foreign currency exchange contracts	$—	$(104,312	)(1)

(1)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

19

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Notes to Financial Statements (Unaudited) — continued

The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund for such liabilities as of April 30, 2015.

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)

Citibank, N.A.	$(34,756)	$—	$—	$—	$(34,756)
Standard Chartered Bank	(34,638)	—	—	—	(34,638)
State Street Bank and Trust Company	(34,918)	—	—	—	(34,918)

	$(104,312)	$—	$—	$—	$(104,312)

(a)	In some instances, the actual collateral pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended April 30, 2015 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$755,679	(1)	$(104,312	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended April 30, 2015, which is indicative of the volume of this derivative type, was approximately $9,527,000.

7  Committed Facility Agreement

Effective November 7, 2014, the Fund entered into a Committed Facility Agreement (the Agreement) with a major financial institution that allows it to borrow up to $147 million over a rolling 360 calendar day period. Interest is charged at a rate above 1-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.35% per annum on the unused portion of the commitment if outstanding borrowings are less than 80% of the borrowing limit. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. Prior to November 7, 2014, the Fund had a Committed Facility Agreement with another major financial institution to borrow up to $138 million. Under the terms of such agreement, the Fund was charged interest at a rate above 1-month LIBOR and was payable monthly. The Fund was charged a commitment fee of 0.25% per annum on the unused portion of the commitment if outstanding borrowings were less than 85% of the borrowing limit. At April 30, 2015, the Fund had borrowings outstanding under the Agreement of $118 million at an interest rate of 0.78%. The carrying amount of the borrowings at April 30, 2015 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at April 30, 2015. For the six months ended April 30, 2015, the average borrowings under the agreements and the average annual interest rate (excluding fees) were $118 million and 0.78%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

20

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Notes to Financial Statements (Unaudited) — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2015, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$29,661,595	$17,235,922	$—	$46,897,517
Consumer Staples	22,951,242	18,416,272	—	41,367,514
Energy	18,760,995	7,109,788	—	25,870,783
Financials	36,719,818	41,682,626	—	78,402,444
Health Care	25,322,418	21,756,422	—	47,078,840
Industrials	14,030,697	21,467,875	—	35,498,572
Information Technology	45,919,713	7,112,987	—	53,032,700
Materials	14,555,127	—	—	14,555,127
Telecommunication Services	3,927,965	11,105,905	—	15,033,870
Utilities	6,528,427	4,382,412	—	10,910,839

Total Common Stocks	$218,377,997	$150,270,209 *	$—	$368,648,206

Preferred Stocks
Consumer Staples	$—	$2,926,261	$—	$2,926,261
Energy	—	1,324,610	—	1,324,610
Financials	22,747,222	35,353,735	—	58,100,957
Industrials	—	1,132,521	—	1,132,521
Utilities	436,093	6,745,719	—	7,181,812

Total Preferred Stocks	$23,183,315	$47,482,846	$—	$70,666,161

Corporate Bonds & Notes	$—	$36,097,100	$—	$36,097,100
Foreign Government Bonds	—	866,787	—	866,787
Exchange-Traded Funds	2,076,880	—	—	2,076,880
Short-Term Investments	—	4,340,507	—	4,340,507

Total Investments	$243,638,192	$239,057,449	$—	$482,695,641

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(104,312)	$—	$(104,312)

Total	$—	$(104,312)	$—	$(104,312)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2014 whose fair value was determined using Level 3 inputs. At April 30, 2015, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

21

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 19, 2015. The following action was taken by the shareholders:

Item 1:  The election of Thomas E. Faust Jr., William H. Park and Harriett Tee Taggart as Class II Trustees of the Fund, each for a three-year term expiring in 2018.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Thomas E. Faust Jr.	12,738,501	210,072
William H. Park	12,735,119	213,454
Harriett Tee Taggart	12,734,038	214,535

22

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on April 27, 2015, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2015. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following:

Information about Fees, Performance and Expenses

•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

23

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2015, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, seventeen, seven, eleven and thirteen times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in particular foreign markets or industries. The Board considered the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain investment personnel. In addition, the Board considered the time and attention devoted to the Fund by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the management of the Fund, including the provision of administrative services.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

24

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices. The Board’s review included comparative performance data for the one-, three- and five-year periods ended September 30, 2014 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2014, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

25

Eaton Vance

Tax-Advantaged Global Dividend Opportunities Fund

April 30, 2015

Officers and Trustees

Officers of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Walter A. Row, III

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Ralph F. Verni

Chairman

Scott E. Eston

Thomas E. Faust Jr.*

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

William H. Park

Ronald A. Pearlman

Helen Frame Peters

Susan J. Sutherland**

Harriett Tee Taggart

*	Interested Trustee

**	Ms. Sutherland began serving as a Trustee effective May 1, 2015.

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2015, Fund records indicate that there are 7 registered shareholders and approximately 12,760 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETO.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

27

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7738 4.30.15

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	June 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 10, 2015

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	June 10, 2015